UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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CANYON RESOURCES CORPORATION

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CANYON RESOURCES CORPORATION
14142 Denver West Parkway, Suite 250
Golden, Colorado 80401
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 6, 2006
To Our Shareholders:
The Annual Meeting of Shareholders (the “Annual Meeting”) of Canyon Resources Corporation (the “Company”), a Delaware corporation, will be held at 3:00 p.m. (Mountain daylight time) on Tuesday, June 6, 2006, at the Denver West Marriott Hotel, 1717 Denver West Blvd., Golden, Colorado, for the following purposes:
1.	To elect five directors of the Company.

2.	To approve, for the purposes of satisfying the requirements of §§ 712 and 713 of the American Stock Exchange Company Guide, the issuance, at the discretion of the Board of Directors, of up to 38 million shares of common stock for general corporate purposes, including the raising of capital in one or more equity financings or the acquisition of assets or entities in one or more transactions.

3.	To approve and adopt the Canyon Resources 2006 Omnibus Equity Incentive Plan.

4.	Ratify the Audit Committee’s appointment of Ehrhardt Keefe Steiner & Hottman P.C. as the Company’s independent auditors for 2006.

5.	To consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.
Shareholders of record at the close of business on May 2, 2006, are entitled to notice of and to vote at the Annual Meeting. A list of the shareholders entitled to vote at the Annual Meeting shall be open to the examination of any shareholder during ordinary business hours for a period of 10 days prior to the Annual Meeting at the Company’s headquarters, 14142 Denver West Parkway, Suite 250, Golden, Colorado.
The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please fill in, date, sign, and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked by you at any time prior to close of the Annual Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Annual Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Annual Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.

By Order of the Board of Directors David P. Suleski Corporate Secretary
Golden, Colorado
May 5, 2006

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if mailed in the United States.
PLEASE MAIL YOUR PROXY PROMPTLY

CANYON RESOURCES CORPORATION
14142 Denver West Parkway, Suite 250
Golden, Colorado 80401
PROXY STATEMENT
Annual Meeting of Shareholders
June 6, 2006
This Proxy Statement is furnished to the shareholders of Canyon Resources Corporation (the “Company”), a Delaware corporation, in connection with the solicitation by and on behalf of the Company’s Board of Directors (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company. The Annual Meeting will be held on June 6, 2006, at 3:00 p.m. (Mountain daylight time) at the Denver West Marriott Hotel, 1717 Denver West Blvd., Golden, Colorado, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Officers and regular employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses will be paid by the Company.
All proxies that are properly executed and received at or prior to the Annual Meeting will be voted at the Annual Meeting. If a shareholder specifies how the proxy is to be voted on any business to come before the Annual Meeting, it will be voted in accordance with such specification. If a shareholder does not specify how to vote the proxy, it will be voted: “FOR” the election of the nominees for director named in this Proxy Statement; “FOR” the proposal to approve, for the purposes of satisfying the requirements of §§ 712 and 713 of the American Stock Exchange Company Guide, the issuance, at the discretion of the Board of Directors, of up to 38 million shares of common stock for general corporate purposes, including the raising of capital in one or more equity financings or the acquisition of assets or entities in one or more transactions; “FOR” the approval and adoption of the Canyon Resources Corporation 2006 Omnibus Equity Incentive Plan; “FOR” the ratification of Ehrhardt Keefe Steiner & Hottman P.C. as the Company’s independent auditors for 2006, and in the proxy holders’ discretion on such other business as may properly come before the Annual Meeting. Any proxy may be revoked by a shareholder at any time before it is actually voted at the Annual Meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the Annual Meeting and voting in person. If you hold common stock through a broker or nominee, you may vote in person at the Annual Meeting only if you have obtained a signed proxy form your broker or nominee giving you the right to vote your shares or letter from that broker or nominee that confirms that you are the beneficial owner of those shares.
This Proxy Statement and the accompanying proxy are first being sent to shareholders on or about May 5, 2006. The Company will bear the cost of preparing, assembling, and mailing the notice, Proxy Statement, and form of proxy for the Annual Meeting.
VOTING SECURITIES
All voting rights are vested exclusively in the holders of the Company’s common stock, $.01 par value (the “Common Stock”), with each share entitled to one vote. Only shareholders of record at the close of business on May 2, 2006, are entitled to notice of and to vote at the Annual Meeting or any adjournment. At the close of business on May 2, 2006, there were 38,320,533 shares of Common Stock issued and outstanding. A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. Assuming a quorum is present, (1) the nominees receiving the highest number of votes cast will be elected as directors and (2) the affirmative vote of the holders of the majority of shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on the subject matter will be necessary (a) to approve, for the purposes of satisfying the requirements of §§ 712 and 713 of the American Stock Exchange Company Guide, the issuance, at the discretion of the Board of Directors, of up to 38 million shares of Common Stock for general corporate purposes, including the raising of capital in one or more equity financings or the acquisition of assets or entities in one or more transactions; (b) the approval and adoption of the Canyon Resources Corporation 2006 Omnibus Equity Incentive Plan; and (c) for the ratification of Ehrhardt Keefe Steiner & Hottman P.C. as the Company’s independent auditors for 2006.
An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote “AGAINST” the proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker “non-votes” on a particular proposal will be treated as present for determining whether the quorum requirement is satisfied, but will not be treated as shares present and entitled to vote on the proposal and will not affect the outcome of the vote on a proposal.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of April 23, 2006, with respect to beneficial ownership of our Common Stock by each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, by each of our directors and nominees for director, by each executive officer named in the table titled Summary Compensation Table,” which appears elsewhere in this Proxy Statement, and by all officers and directors of the Company as a group. Unless otherwise noted, each shareholder has sole investment and voting power over the shares owned.

				Percent of
Name of Beneficial Owner	Type of Ownership	Number of Shares		Class

Arnhold & S. Bleichroeder Advisers, LLC 1345 Avenue of the Americas 44th Floor New York, NY 10015	Record and Beneficial	3,882,800	(1)	9.98%

Richard H. De Voto	Record and Beneficial	622,908	(2)	1.61%

James K. B. Hesketh	Record and Beneficial	300,000	(3)	*

Gary C. Huber	Record and Beneficial	476,891	(4)	1.23%

Richard T. Phillips	Record and Beneficial	0	(5)	*

Leland O. Erdahl	Record and Beneficial	86,325	(6)	*

David K. Fagin	Record and Beneficial	100,400	(7)	*

Ronald D. Parker	Beneficial	50,000	(8)	*

All Officers & Directors as a Group (9 persons)		1,761,924		4.44%

*	Less than 1%

(1)	According the a Schedule 13G filed with the SEC on February 8, 2006, Arnhold & S. Bleichroeder Advisers, LLC, investment advisers to First Eagle Gold Fund, as of December 31, 2005, has sole voting and sole dispositive power of all of the shares reflected above. This number includes (i) 3,282,800 shares owned of record; (ii) warrants to acquire 400,000 shares at an exercise price of $1.30 per share through December 2, 2008; and (iii) warrants to acquire 200,000 shares at an exercise price of $1.08 per share through December 2, 2006.

(2)	This number includes (i) 82,663 shares owned of record; (ii) 140,157 shares held by the Richard H. De Voto Trust No. 1; (iii) 88 shares held as Co-Trustee of Trust for his mother; (iv) an option to purchase 75,000 shares at an exercise price of $1.04 per share; (v) options to purchase 150,000 shares at an exercise price of $3.38 per share; (vi) an option to purchase 75,000 shares at an exercise price of $1.15 per share; and (vii) an option to purchase 100,000 shares at an exercise price of $1.16 per share.

(3)	This number includes (i) 10,000 shares owned of record; (ii) an option to purchase 100,000 shares at an exercise price of $0.81 per share; (iii) an option to purchase 90,000 shares at an exercise price of $0.66 per share; and (iv) an option to purchase 100,000 shares at $0.8399 per share.

(4)	Mr. Huber is a former director and our former Vice President-Finance and Corporate Development. Mr. Huber resigned from his positions as a director and officer on January 31, 2006. This number includes (i) 51,891 shares owned of record; (ii) an option to purchase 50,000 shares at an exercise price of $1.04 per share through May 1, 2006; (iii) options to purchase 100,000 shares at an exercise price of $3.38 per share through May 1, 2006; (iv) an option to purchase 50,000 shares at an exercise price of $1.15 per share through May 1, 2006; (v) an option to purchase 75,000 shares at an exercise price of $1.16 per share through May 1, 2006; and (vi) an option to purchase 150,000 shares at an exercise price of $0.94 per share through January 31, 2009.

(5)	Mr. Phillips is our former Chief Accounting Officer, Treasurer and Corporate Secretary. Mr. Phillips retired as of December 31, 2005 and all of his options expired on March 31, 2006.

(6)	This number includes (i) 26,325 shares owned of record; (ii) an option to purchase 10,000 shares at an exercise price of $2.30 per share; (iii) an option to purchase 10,000 shares at an exercise price of $1.38 per share; (iv) an option to purchase 20,000 shares at an exercise price of $4.72 per share; and (v) an option to purchase 20,000 shares at an exercise price of $0.79 per share.

(7)	This number includes (i) 50,400 shares owned of record; (ii) an option to purchase 10,000 shares at an exercise price of $1.38 per share; and (iii) an option to purchase 20,000 shares at an exercise price of $4.72 per share; and (iv) an option to purchase 20,000 shares at an exercise price of $0.79 per share.

(8)	This number includes (i) an option to purchase 10,000 shares at an exercise price of $1.38 per share; and (ii) an option to purchase 20,000 shares at an exercise price of $4.72 per share; and (iii) an option to purchase 20,000 shares at an exercise price of $0.79 per share.

ELECTION OF DIRECTORS
Under our current Certificate of Incorporation the business and affairs of the Company shall be managed and controlled by a Board of Directors consisting of not less than three (3) persons. At each Annual Meeting of Shareholders, all directors will stand for election and serve for a one year term or until the next Annual Meeting. Currently, the number of Board members is set at five of which three are independent. Cumulative voting in elections of directors is not permitted and directors are elected by plurality vote of the shares represented at the Annual Meeting.
James K. B. Hesketh was appointed to the Board of Directors on March 11, 2005. All five current directors have been nominated for re-election at the Annual Meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THESE DIRECTORS, TO SERVE UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.
OFFICERS AND DIRECTORS
Richard F. Mauro resigned from the Board of Directors on March 2, 2006. Mr. Mauro stated that his resignation from the Board of Directors was due to personal reasons and was not as the result of any disagreement with the Company on matters relating to the directions or policies of the Company. Mr. Mauro had been a director since 1999 and provided many years of strong advice and guidance and we thank him for his years of service.
The following table lists the names, ages, and positions of the executive officers and directors of the Company as of May 2, 2006. Currently, the directors serve for a one year term or until the next Annual Meeting. All officers have been appointed to serve until their successors are elected and qualified. Additional information regarding the business experience, length of time served in each capacity, and other matters relevant to each individual is set forth below the table.

Name	Age	Position
Richard H. De Voto	71	Director and Chairman of the Board
James K. B. Hesketh	49	Director, CEO and President
Leland O. Erdahl	77	Director
David K. Fagin	68	Director
Ronald D. Parker	56	Director
David P. Suleski	45	Vice President and Chief Accounting Officer, Treasurer, Corporate Secretary
James A. Matlock	58	Vice President of Exploration
Dr. Richard H. De Voto was a founder of the Company and has been a director of the Company since its formation in 1979. Dr. De Voto served as President of the Company from September 1979 to April 1985, and became President again in April 1987 until March 2005, when Dr. De Voto retired as President. He currently serves as a director and Chairman of the Board. Dr. De Voto is Professor Emeritus of Geology at the Colorado School of Mines, where he taught from 1966 to 1987.
James K. B. Hesketh President, CEO and director of Canyon Resources since August 1, 2005. Mr. Hesketh has a 26 year career in the mining industry which spanned positions in mining finance, operations, consulting, business development and engineering with companies including RMB Resources; NM Rothschild & Sons; Cyprus Amax; Pincock, Allen & Holt; and Dresser Industries. Mr. Hesketh holds degrees in Mining Engineering and Mineral Economics from the Colorado School of Mines and also serves as a director of Atna Resources Limited and Apogee Minerals Limited, both publicly traded Canadian junior gold and silver exploration companies.
Leland O. Erdahl has been a director of the Company since February 1986. From July 1987 to September 1991, he served as President and CEO of Stolar, Inc., a privately held service and communication supply company for the mining industry, and from November 1987 to January 1992, as President and CEO of Albuquerque Uranium Corporation, a privately held company engaged in the production and sale of uranium. From March 1997 to June 1998, Mr. Erdahl also served as a Vice President and Chief Financial Officer of Amax Gold Inc. He also served briefly as CEO and President of Nord Pacific from January to September 2001. Mr. Erdahl currently serves as a director of Uranium Resources, Inc., a publicly held mineral resources company. Mr. Erdahl is a retired Certified Public Accountant (CPA).
David K. Fagin has been a director since June 2000. From May 1992 to May 1996, Mr. Fagin served as Chairman and CEO of Golden Star Resources Ltd. and from then to January 1998 as non-executive Chairman of Golden Star Resources Ltd. From July 1997 to February 2000, he also served as Chairman and CEO of Western Exploration and Development Ltd., a privately held exploration company, and since February 2000, he has served as a consultant and corporate director. Mr. Fagin previously served as President and director of both Homestake Mining Company and Rosario Resources Corporation, and a Vice President of AMAX Inc. He currently serves as a director of Pacific Rim Mining Company and Golden Star Resources Ltd., publicly held mining companies, as well as a director or trustee for the public mutual funds managed by T. Rowe Price.
Ronald D. Parker was appointed a director of the Company on October 17, 2002. Mr. Parker currently serves as CEO of Gammill Inc, a manufacturing company. From 1998 to 2002, he served as President and CEO of Apollo Gold Inc. From 1986 to 1998, he held several positions with Homestake Mining Company and its subsidiaries including Vice President of Homestake Mining Company, President and CEO of Homestake Canada, Inc., Chairman, President and CEO of Prime Resources Group, Inc. and General Manager of the McLaughlin Mine.
David P. Suleski joined the Company as Vice President, Chief Accounting Officer, Treasurer and Corporate Secretary in January 2006. Mr. Suleski is currently responsible for the Company’s external reporting, cash management, risk management, human resources and corporate secretarial duties. Mr. Suleski has held various controller, assistant controller and treasurer positions with Golden Star Resources, Apex Silver Mines and Cyprus Amax. Other related business experience includes NM Rothschild & Sons and PricewaterhouseCoopers.
James A. Matlock joined the Company as Vice President of Exploration in January 2006. Mr. Matlock is currently responsible for the Company’s exploration activities, resource development, and other corporate development functions. Mr. Matlock was formerly an exploration consultant to the mining industry and in exploration management positions with Placer Dome, Cyprus Amax and Amoco Minerals.
BOARD MEETINGS AND COMMITTEES
During the Company’s 2005 fiscal year, the Board met eleven times. The Board of Directors consists of five members of whom the majority (Erdahl, Fagin and Parker) are independent directors as defined under the rules promulgated by the Securities and Exchange Commission (the“SEC”) and under the American Stock Exchange Company Guide. All of the directors were present at 75% or more of the meetings of the Board and committees upon which they served that were held during 2005. It is the policy and practice of the Company that all directors and all nominees for election to the Board attend the

Annual Meeting of Shareholders. All directors, including all of the nominees for election, attended the 2005 Annual Meeting of Shareholders held on June 9, 2005. The standing committees of the Board of Directors are the Audit, Compensation, Nominating and Technical Committees.
Audit Committee. The Company’s Audit Committee (“Audit Committee”) is comprised of Messrs. Erdahl (Chairman), Fagin, and Parker, all independent directors under the rules promulgated by the SEC and under the American Stock Exchange Company Guide. The Audit Committee reviews the independent public accountants’ reports and audit findings, the scope and plans for future audit programs, independence of the independent accountants, and annual financial statements. The Audit Committee also recommends the choice of independent public accountants to the full Board. The Audit Committee has the sole authority to retain and terminate the Company’s independent public accountants, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by the Company’s independent public accountants. Six Audit Committee meetings were held in 2005. The Company’s Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s web site at www.canyonresources.com under the Governance section. The Board of Directors has determined that each of the members of the Audit Committee is an “audit committee financial expert,” as defined under SEC rules, and satisfies the American Stock Exchange financial literacy and sophistication requirements, as a result of their knowledge, abilities, and experience.
Compensation Committee. The Company’s Compensation Committee (“Compensation Committee”) is currently comprised of Messrs. Parker (Chairman), Erdahl and Fagin, all independent directors. The Compensation Committee reviews and makes recommendations to the Board concerning the compensation paid to the Company’s officers. The Compensation Committee held six meetings in 2005.
Nominating Committee. The Company’s Nominating Committee (“Nominating Committee”) is currently comprised of Messrs. Parker, Erdahl, and Fagin, all independent directors as required by the American Stock Exchange. The Chairman position is currently vacant due to the resignation of Mr. Mauro. A new Chairman will be appointed during the next regularly scheduled Board meeting. The Nominating Committee selects and recommends nominees to the Board of Directors to be elected by shareholder vote at the Annual Meeting of Shareholders. The Nominating Committee also selects and recommends: (1) nominees to be elected by the Board of Directors to fill any Board vacancies, and (2) nominees to be elected as corporate officers by the Board of Directors. The Company has adopted a Nominating Committee Charter which is available on the Company’s website at www.canyonresources.com under the Governance section. Criteria established for the selection of candidates for the Board of Directors include: independence, integrity, understanding and acceptance of the Company’s corporate philosophy, commitment to representing the long-term interest of the shareholders and relevant experience and expertise in technical, financial, operational or management areas which would be beneficial to the Company and its shareholders. The Nominating Committee will consider for nomination to become directors any persons recommended by shareholders. The Nominating Committee held two meetings in 2005. Recommendations of individuals that meet the criteria set forth in the Nominating Committee Charter may be submitted to the Nominating Committee in care of the Secretary of the Company at 14142 Denver West Parkway, Suite 250, Golden, Colorado 80401.
Technical Committee. The Company’s Technical Committee (“Technical Committee”) consists of Messrs. Fagin (Chairman) and Parker, both independent directors. The Technical Committee reviews and makes recommendations to the Board of Directors concerning the advisability of proceeding with the exploration, development, acquisition or divestiture of mineral properties and/or operations as well as the review of existing operations. No Technical Committee meetings were held in 2005.
COMPENSATION OF DIRECTORS
The Company’s compensation for directors that are neither officers nor employees had remained static since 1994. Starting in 2004, the independent director’s compensation was modified to bring it more nearly in line with similarly-sized organizations and to reflect the recently added duties and responsibilities of independent board members. Starting in 2004, each independent director is entitled to receive $10,000 per year, a fee of $1,000 per meeting of the Board of Directors and $500 per committee meeting that the member director attends. In recognition of the additional time and effort required by the chairman of the Audit Committee, an additional $5,000 annual fee is paid. The chairman of the Compensation Committee, Nominating Committee and the Technical Committee will continue to receive an annual fee of $1,000. In addition, as approved by shareholders, each of the independent directors will annually receive options to purchase 20,000 shares of the Company’s stock at the market price at the date of the grants, which date will be the day prior to each annual meeting date. Recent option grants have had a term of five years, but at the discretion of the Board of Directors future grants may be exercisable for a period of up to ten years from the date of grant.
During 2005, Leland O. Erdahl, David K. Fagin and Ronald D. Parker were each granted options to purchase 20,000 shares of Common Stock at an exercise price of $0.79 per share that are exercisable as of June 8, 2006, and which expire on June 7, 2010. The options were granted under the Company’s Non-Qualified Stock Option Plan with an exercise price equal to the closing market price of the Common Stock on the date of grant.
SHAREHOLDER COMMUNICATIONS TO DIRECTORS
Any shareholder may communicate directly with the Board of Directors (or any individual director) by writing to the Chairman of the Board, Canyon Resources Corporation, 14142 Denver West Parkway, Suite 250, Golden, Colorado 80401. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Provided that such communication addresses a legitimate business issue, the Company or the Chairman will forward the shareholder’s communication to the appropriate director. For any communication relating to accounting, auditing or fraud, such communication will be forwarded immediately to the Chairman of the Audit Committee.
CODE OF ETHICS
The Company has adopted a Code of Business Conduct and Ethics (“Code”) applicable to its officers, directors, and employees, which includes the principal executive officer, principal financial officer and principal accounting officer. The Board has also adopted an additional Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Code is available along with the Code of Ethics for the Chief Executive Officer and Senior Financial Officers on the Company’s website at www.canyonresources.com under the Investor Relations section. The purpose of the Code is to provide legal and ethical standards to deter wrongdoing and to promote:
1.	Honest and ethical conduct;

2.	Full, fair, accurate, timely, and understandable disclosures;

3.	Compliance with laws, rules, and regulations;

4.	Prompt internal reporting of violations of the Code; and

5.	Accountability for adherence to the Code.
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP (“PwC”) was the independent accounting firm that audited the financial statements of the Company and its subsidiaries since 1979. On October 11, 2004, the Audit Committee informed PwC that it would dismiss PwC as the Company’s independent registered public accounting firm upon completion of the procedures related to the unaudited interim financial statements of the Company as of and for the quarters ended June 30, 2004 and September 30, 2004 and for the six-month period ended June 30, 2004 and the nine-month period ended September 30, 2004 and completion of procedures related to the restatement of the Company’s financial statements for the year ended December 31, 2003 and unaudited interim financial statements as of and for the quarter ended March 31, 2004. On November 15, 2004, the following events occurred: (a) PwC completed the procedures described in the immediately preceding sentence and its appointment as the independent registered public accounting firm of the Company was terminated and (b) the Audit Committee appointed

Ehrhardt Keefe Steiner & Hottman P.C. (“EKS&H”), certified public accountants, as the Company’s independent registered public accounting firm for the 2004 annual audit.
During the year ended December 31, 2003 and through November 15, 2004, we did not consult EKS&H regarding:
(i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided by EKS&H which was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

(ii) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, or an event otherwise required to be reported pursuant to Item 304(a)(1)(iv).
PwC’s reports on the Company’s financial statements for the year ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except for the matter discussed in the next sentence. There was an explanatory paragraph in PwC’s report on the Company’s financial statements included in Amendment No. 2 to Form 10-K/A for the year ended December 31, 2003, indicating that the Company has restated its financial statements for the years ended December 31, 2003 and 2002. During the fiscal year ended December 31, 2003, and through November 15, 2004, the Company had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the Company’s financial statements for such years. Except for the matters described in the next two paragraphs, during the fiscal year ended December 31, 2003, and through November 15, 2004, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.
During the performance of review procedures related to the Company’s financial statements for the quarter ended March 31, 2004, PwC identified and communicated to the Company and its Audit Committee a material weakness which is also a reportable condition (as defined under standards established by the American Institute of Certified Public Accountants) relating to the Company’s internal controls and procedures over its financial reporting for stock option plans. In response thereto, the Company performed a review of all stock option plans and the method of all related stock option exercises by employees since the plan’s inception in 1982. Based on this review, the Company determined that the stock option plans would have to be recorded in the financial statements under variable plan accounting, which resulted in the restatement of the financial statements contained in Amendment No. 1 to its 2003 Annual Report on Form 10-K.
On September 1, 2004, PwC advised the Company that disclosures should be made or actions should be taken to prevent future reliance on their audit report for 2003 and prior periods and interim review for the quarterly period ended March 31, 2004. On September 2, 2004, our Audit Committee held a meeting with management and the independent accountants and determined that the Company’s financial statements for 2003 and prior periods and quarterly period ended March 31, 2004, should be restated. This determination resulted because, during the review of the financial statements for the quarter ended June 30, 2004, PwC communicated with both the Company and its Audit Committee that a model used for testing possible impairment of the Briggs Mine might have been inappropriate. After an evaluation of the model, the Company determined that it was inappropriate. Subsequently, it was determined that certain other items should have been accounted for differently: a loan made to a private exploration company, the proceeds of which were used for exploration, should have been accounted for as an exploration expense; the cost of restricted shares issued under a contract for services should have been recorded at fair market value; and a beneficial conversion feature should have been recognized with regards to the placement of a convertible debenture. As a result, on October 25, 2004, the Company filed restated interim financial statements for the quarter ended March 31, 2004 and the restated financial statements included in Amendment No. 2 to its 2003 Annual Report on Form 10-K.

REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Company under those statutes.
The Audit Committee of the Board of Directors has oversight responsibility for the Company’s financial reporting processes and the quality of its financial reporting. In reporting this oversight function, the Audit Committee relied upon information and advice received in discussions with the Company’s management and with the auditors, Ehrhardt Keefe Steiner & Hottman P.C.
Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.
In connection with the December 31, 2005, financial statements, the Audit Committee: (1) reviewed and discussed the audited financial statements with management including the quality of the accounting principles applied and significant judgments used in preparing the Company’s financial statements, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61, including the independent auditor’s judgment of accounting principles applied and significant judgments used in preparing the Company’s financial statements, and (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1 (Communication with Audit Committee) and discussed with the auditors the independence of Ehrhardt Keefe Steiner & Hottman P.C. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

Audit Committee Leland O. Erdahl, Chairman David K. Fagin Ronald D. Parker

AUDIT FEES
PricewaterhouseCoopers LLP, the Company’s former independent accountants, billed the following fees in 2005 and 2004 for professional services rendered to the Company:

	2005	2004
Audit fees	$—	$415,600
Audit-related fees	8,000	—
Tax fees	—	—
All other fees	12,000	4,000

Total	$20,000	$419,600
Ehrhardt Keefe Steiner & Hottman P.C. billed the following fees in 2005 and 2004 for professional services rendered to the Company.

	2005	2004
Audit fees	$186,300	$10,700
Audit-related fees	—	—
Tax fees	—	—
All other fees	4,200	—

Total	$190,500	$10,700
The audit fees for the years ended December 31, 2005 and 2004, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, Sarbanes-Oxley Section 404 requirements, and assistance with review of documents filed with the SEC. The audit-related fees paid to PricewaterhouseCoopers LLP in 2005 were for reissuing their previous opinion and related consents. There was no tax work preformed by auditors during 2005 or 2004. All other fees comprised of work performed on the Company’s registration statement filed on Form S-1.
The Audit Committee has established procedures in order to safeguard the independence of the auditors. For any proposed engagement to perform non-audit service, (i) management and the auditor must affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (ii) management must describe the reasons for hiring the auditor to perform the services; and (iii) the auditor must affirm to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to the Chairman its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. No non-audit related services were performed by Ehrhardt Keefe Steiner & Hottman P.C. in 2005.

EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Messrs. Ronald D. Parker (Chairman), Leland O. Erdahl and David K. Fagin, all independent directors, currently serve as the Compensation Committee for the Board. No committee member is an officer or employee of the Company or any of its subsidiaries.
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
The report of the Compensation Committee and the performance graph that follow shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed.
Overall Policy
Salary compensation of the Company’s executive officers is determined by the Board. The Compensation Committee is responsible for considering specific information and making recommendations to the full Board with respect to compensation matters. The Compensation Committee voting membership is comprised of independent directors appointed annually by the Board. The Compensation Committee’s consideration of and recommendations regarding executive compensation are guided by a number of factors described below. The objectives of the Company’s total executive compensation package are to attract and retain the best possible executive talent, to provide an economic framework to motivate the Company’s executives to achieve goals consistent with the Company’s business strategy, to provide an identity between executive and shareholder interests through employee compensation plans, and to provide a compensation package that recognizes an executive’s individual results and contributions in addition to the Company’s overall business results.
Currently, there are two key elements of the Company’s executive plan consisting of base salary and stock options. The Compensation Committee makes recommendations and the Board acts on salary levels of officers and on employee stock option awards. In making recommendations concerning executive compensation, the Committee reviews individual levels of responsibility, scope and complexity of the executive’s position and an evaluation of each individual’s role and performance in advancing the successful development of the Company, the individual’s performance in general, the Company’s performance and a comparison of salary ranges for executives of other companies in similar businesses.
The Compensation Committee recommends to the Board compensation levels for the Chief Executive Officer, the President and other officers of the Company. In reviewing individual performance of executives whose compensation is detailed in this Proxy Statement, the Compensation Committee takes into account the full compensation package of each individual, including 401(K) plans and insurance plans. Additionally, the Committee takes into account the views of James K. B. Hesketh, the Company’s Chief Executive Officer.
Salaries
Salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison of salaries for comparable positions at other similar mining companies.
The salary levels of the Chief Executive Officer and other officers of the Company are recommended by the Compensation Committee and approved by the Board of Directors. Specific individual performance, initiative and accomplishments and overall corporate or business segment performance are reviewed in determining the compensation level of each individual officer. In a particular business unit, such unit’s financial, operating, cost containment, and productivity results are also considered. The Compensation Committee, where appropriate, also considers other performance measures, productivity, cost control, safety, environmental awareness, and improvements in relations with shareholders, employees, the public, and government regulators.
During 2005, there were certain events that the Compensation Committee considered to be important with respect to determining compensation for James K. B. Hesketh, Chief Executive Officer and other key executives of the Company. These events included:
•	Evaluation of the Briggs Mine has resulted in a potential re-start due to the significant improvement in the gold market and positive in-fill drilling around and between the existing mine pits.

•	Increases in shareholder value deemed to be the result of positive corporate developments.

•	Acquired Reward property in Nevada with gold/silver mineralized shear zone with extensive drill and metallurgical data base and completed a positive pre-feasibility study.

•	Raised a total of $5.5 million in the sale of common stock and conversion of debentures.

•	Re-acquired uranium properties that were originally explored in the 1980’s and successfully entered into a joint-venture with a third party to begin further exploration of the properties.

•	Convertible debentures of $2.4 million were either repaid, converted to Common Stock or extended.

•	Evaluated the Hycroft property for possible acquisition.

•	Management of the Seven-Up Pete Venture, et al. verses The State of Montana takings claim through briefings and motions to the U.S. Supreme Court and the U.S. District Court. During 2005, the Montana Supreme Court upheld the I-137 initiative and denied that a taking had occurred; the venture filed a motion to reinstate its reserved federal claim in U.S. District Court, and also filed a Petition for Writ of Certiorari with the U.S. Supreme Court. Subsequently in 2006 the U.S. Supreme Court failed to grant certiorari and the U.S. District Court dismissed our complaints based on technical grounds. We intend to file notice of appeal to the U.S. Court of Appeals for the Ninth Circuit.
The annual base salary of James K. B. Hesketh, the Company’s Chief Executive Officer, was $225,000 in 2005. During 2005, he received stock option grants totaling 300,000 shares with strike prices ranging from $0.66 to $0.84. The stock options typically vest immediately, except for 50,000 which vest after one year of service. The salary and incentive stock options paid to the Chief Executive Officer and other executives were granted in consideration, in part, to the items discussed above.
The Compensation Committee believes that the Chief Executive Officer, as well as the other officers of the Company, are strongly motivated and dedicated to the growth in shareholder value of the Company. The Compensation Committee further believes that the Chief Executive Officer, as well as the other officers of the Company, are receiving salary compensation in the mid-range of peer-group levels and that their performance incentives are heavily based on their personal shareholding and/or incentive stock options in the Company. In 2005, stock options were granted to officers with the view that such awards align their interest directly with that of the shareholders.
Stock Options
Under the Company’s Non-Qualified Stock Option Plan (“Non-Qualified Plan”) and the Incentive Stock Option Plan (“ISO Plan”), stock options are granted to the Company’s key employees, including the individuals whose compensation is detailed in this Proxy Statement. The Compensation Committee recommends the size of the stock option grant based on factors, including competitive compensation data, similar to those used to determine salaries.

Stock options are intended to align the interests of the executives with those of the shareholders. To date, all stock options granted to the executives from either the Non-Qualified Plan or the ISO Plan are granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally expire after five years. This approach is designed to provide the executives an incentive for the creation of additional shareholder value. Optionees may not benefit from the option awards unless stock price appreciation occurs within the vested option period, which for the last several years has been five years.
Conclusion
The Company’s executive compensation is linked to individual and corporate performance and stock price appreciation. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance and the advancement of the Company’s development, recognizing that the cyclic nature of the business cycle, and in particular the change in gold prices, from time to time may result in an imbalance for a particular period. The Compensation Committee adjusts for factors such as these, which are beyond an executive’s control, by exercising its qualitative judgment rather than employing strict quantitative formulas.
     This Report has been provided by the Compensation Committee.

Ronald D. Parker (Chairman) Leland O. Erdahl David K. Fagin

COMPENSATION OF OFFICERS
The following tables show compensation during the fiscal years ended December 31, 2005, 2004, and 2003, and option grants and option exercises during the fiscal year ended December 31, 2005, of those persons who were, at December 31, 2005 (i) the Chief Executive Officer or former Chief Executive Officer and (ii) the two other most highly compensated executive officers of the Company whose total compensation exceeded $100,000.
SUMMARY COMPENSATION TABLE

				LONG-TERM
				COMPENSATION
		ANNUAL		Awards
		COMPENSATION		Securities
		Base		Underlying	ALL OTHER
NAME AND		Salary	Bonus	Options	COMPENSATION
PRINCIPAL POSITION	YEAR	($)	($)	(#)	($) (1)
James K. B. Hesketh President, CEO (2) (3)	2005	177,083	—	300,000	5,313
Richard H. De Voto	2005	114,465	—	—	3,434
Chairman of Board(2) (3) (4)	2004	220,833	135,000	100,000	6,625
	2003	200,000	—	150,000	6,000
Gary C. Huber	2005	175,000	—	—	5,250
Former Vice President-	2004	161,729	75,000	75,000	4,852
Finance and Corporate Development(5)	2003	152,250	—	100,000	4,567
Richard T. Phillips	2005	125,000	—	—	3,750
Former Chief Accounting Officer, Treasurer,	2004	116,250	30,000	40,000	3,488
Corporate Secretary(6)	2003	110,000	—	50,000	3,300

(1)	Amounts included in All Other Compensation were matching contributions paid pursuant to the Company’s 401(K) plan.

(2)	Dr. Richard H. De Voto retired as president effective March 1, 2005. Mr. James K. B. Hesketh was appointed to this position on the same date.

(3)	Dr. De Voto retired as CEO effective August 1, 2005. Mr. Hesketh was appointed to this position on the same date. Mr. Hesketh’s base salary is $225,000 on a full year basis.

(4)	Dr. De Voto remains with the Company at a salary of $50,000 as compensation for Chairman duties.

(5)	Mr. Gary C. Huber is a former director and our former Vice President-Finance and Corporate Development. Mr. Huber resigned from his positions as a director and officer on January 31, 2006.

(6)	Mr. Richard T. Phillips is our former Chief Accounting Officer, Treasurer and Corporate Secretary. Mr. Phillips retired as of December 31, 2005.

STOCK OPTION GRANTS IN 2005

INDIVIDUAL GRANTS					Potential Realizable Value at
		Percent of Total			Assumed Annual Rates of Stock Price
	Number of Securities	Options Granted to	Exercise or		Appreciation
	Underlying Options	Employees in Fiscal	Base Price	Expiration	For Option Term (2)
Name	Granted (#) (1)	Year	($/Share)	Date	5% ($)	10% ($)
James K. B. Hesketh	300,000	75.0	$0.66-$0.84	12/13/10	42,786	107,909
Richard H. De Voto	—	—	—	—	—	—
Gary C. Huber	—	—	—	—	—	—
Richard T. Phillips	—	—	—	—	—	—

(1)	Options granted during 2005 were at an exercise price equal to the Common Stock closing price as quoted on AMEX on the grant date.

(2)	Potential realizable value is based upon assumed annual growth rates for the 5-year term of the option. The assumed rates of 5% and 10% are set by the SEC and are not intended to be a forecast of the Company’s Common Stock price. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.
AGGREGATED OPTION EXERCISES IN 2005 AND FISCAL YEAR-END OPTION VALUES (1)

			Number of Securities Underlying		Value of Unexercised
			Unexercised Options at FY-End		In-The-Money Options at FY-End
	Shares Acquired on	Value Realized	(#)		($)
Name	Exercise (#)	($) (2)	Exercisable	Unexercisable	Exercisable	Unexercisable
James K. B. Hesketh	10,000	100	240,000	50,000	6,300	—
Richard H. De Voto	—	—	400,000	—	—	—
Gary C. Huber	—	—	275,000	—	—	—
Richard T. Phillips	—	—	140,000	—	—	—

(1)	Based on the closing price of $0.73 of the Company’s Common Stock as quoted on the American Stock Exchange at December 30, 2005.

(2)	Market value of underlying securities at exercise date minus the exercise price.

EQUITY COMPENSATION PLAN INFORMATION
     The following table provides information with respect to the Company’s equity compensation plans as of December 31, 2005.

(c)
Number of securities
remaining available
	(a)	(b)	for future issuance
	Number of securities	Weighted average	under equity
	to be issued upon	exercise price of	compensation plans
	exercise of	outstanding	(excluding securities
	outstanding options,	options, warrants	reflected in column
Plan category	warrants and rights	and rights	(a))
Equity compensation plans approved by security holders	1,757,526	$1.77	2,609,352

Equity compensation plans not approved by security holders	—	—	—

Total	1,757,526	$1.77	2,609,352	(1)

(1)	In the event the shareholders approve the Canyon Resources 2006 Omnibus Equity Incentive Plan, the Company will terminate the Company’s existing Non-Qualified Plan and ISO Plan and the securities available for future issuances under those plans will no longer be available for future issuance.
CHANGE IN CONTROL ARRANGEMENT
The Company has entered into employment agreements with four executive employees, Messrs. De Voto, Hesketh, Matlock, and Suleski which are only effective in the event of a “change in control” of the Company, as defined in the employment agreements. Upon the occurrence of such a change in control, the Company has agreed to continue the executives’ employment and the executives have agreed to remain in the Company’s employ for a period ranging from six to twenty-four months after such change in control (the “Employment Period”). During the Employment Period, the executive shall receive a prorated annual base salary at least equal to twelve times the highest monthly base salary paid to the executive by the Company during the twelve-month period immediately preceding the month in which the change of control occurs. Further, under the agreement, the executive may terminate the employment agreement for “good reason.” If terminated for good reason, the executive is entitled to receive any accrued obligations to such executive plus the executive’s salary payable for the remainder of the Employment Period. “Good reason” is defined in the agreement to include: (i) a significant diminution of the executive’s duties, (ii) a failure of the Company to pay salary and other amounts due under the agreement, (iii) requiring the executive to move beyond a 20 mile radius of the Company’s principal office, (iv) an unauthorized termination of the executive, or (v) failure of the Company to require any successor company to honor the provisions of the employment agreement.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2005, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

SHAREHOLDER RETURN PERFORMANCE GRAPH
The following graph shows the cumulative total shareholder return on the Company’s Common Stock for the period December 31, 2000, through December 31, 2005, compared to the cumulative total return of two other stock market indices: (1) the AMEX Composite Index, and (2) the AMEX Gold Bug Index. The graph assumes a $100 investment, assuming reinvestment of dividends, if any, on December 31, 2000 in the Company’s Common Stock and the two other stock market indices.

Total Return Analysis	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Canyon Resources Corp.	$100	$103	$112	$379	$128	$73
AMEX Gold Bugs Index	$100	$159	$354	$593	$526	$676
AMEX Composite Index	$100	$94	$92	$131	$160	$196

Source: Yahoo Finance

PROPOSAL TO APPROVE, FOR THE PURPOSES OF SATISFYING THE REQUIREMENTS OF §§ 712 AND 713 OF THE AMERICAN STOCK EXCHANGE COMPANY GUIDE, THE ISSUANCE, AT THE DISCRETION OF THE BOARD OF DIRECTORS, OF UP TO 38 MILLION SHARES OF COMMON STOCK FOR GENERAL CORPORATE PURPOSES, INCLUDING THE RAISING OF CAPITAL IN ONE OR MORE EQUITY FINANCINGS OR THE ACQUISITION OF ASSETS OR ENTITIES IN ONE OR MORE TRANSACTIONS
The purpose of this proposal is to obtain shareholders approval, for the purposes of satisfying the requirements of §§ 712 and 713 of the American Stock Exchange Company Guide, of the issuance, at the discretion of the Board of Directors, of up to 38 million shares of Common Stock for general corporate purposes, including the raising of capital in one or more equity financings or the acquisition of assets or entities in one or more transactions. Having authority, pursuant to §§ 712 and 713 of the American Stock Exchange Company Guide, to issue up to 38 million shares for general corporate purposes, in one or more transactions or equity financings, will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors, without the expense and delay of a special shareholders’ meeting to approve each such issuance, except as may otherwise be required by our Certificate of Incorporation or applicable laws and regulations.
Pursuant to our Certificate of Incorporation and applicable state law, and limited only by the maximum number of shares authorized for issuance under our Certificate of Incorporation, our Board of Directors has the power, without submitting the matter to shareholder vote or approval, to issue shares of the Company, from time to time, for any consideration the Board of Directors deems appropriate. We are requesting shareholder approval of this proposal because the Company is listed on the American Stock Exchange and is therefore subject to the rules contained in the American Stock Exchange Company Guide. In summary, §§ 712 and 713 of the American Stock Exchange Company Guide require shareholder approval of any transaction, other than a “public offering,” involving the sale, issuance, or potential issuance by an American Stock Exchange-listed company of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, even though shareholder approval is not otherwise required pursuant to applicable state or federal law.
The Board of Directors has concluded that the best way for the Company to grow, pursue its business plan, and enhance shareholder value is through the diversification of our mining holdings and increasing our operations. Because of the Company’s current modest operations, in the near term, the Company is unlikely to be able to achieve the desired scale of operations through internal growth alone. The Board believes that increasing the Company’s cash position to provide sufficient working capital to acquire assets to support growth is critical to the success of our business plan. The Board of Directors believes that the Company needs to pursue simultaneously acquisitions and other strategic transactions in order to achieve growth and diversification objectives.
There are at present, no specific understandings, definitive arrangements or agreements with respect to any future acquisitions or other transactions which would require the Company to issue an amount equal to 20% or more of our outstanding stock, and no specific use of the 38 million shares is presently contemplated. Nevertheless, the Company has obtained, and may in the future continue to obtain, discretionary rights under certain option agreements relating to the acquisition of assets, mining properties, or other entities. However because the Company’s ability to fund acquisitions or capital raising transactions is often tied directly to the price of the Company’s publicly traded Common Stock (which has fluctuated in recent months), there remains the possibility that any acquisition the Company completes may require us to issue 20% or more of our outstanding stock in connection with such transaction.
While the Board of Directors recommends shareholder approval of the proposal, and is of the opinion that it is in the best interest of the Company and its shareholders, the shareholders should consider the following in evaluating this proposal.
To the extent all or a portion of the subject 38 million shares are issued in the future, such issuance will decrease the existing shareholders’ percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing shareholders for their shares, could be dilutive to the Company’s existing shareholders. The current outstanding Common Stock as of April 13, 2006 is 38,320,533 shares and if all 38 million shares are issued the Company would have outstanding 76,320,533 shares. As a result, the current shareholders will be diluted, from a percentage ownership perspective, by approximately 50 percent. Additionally, if all the shares approved in this proposal were acquired by one person or entity, then that person or entity would be able to exert substantial influence over or actually control the outcome of subsequent shareholder votes. Also, the issuance of all or a significant portion of the shares could itself have a depressive effect on the market price for the Company’s Common Stock.
If the proposal to approve the issuance of up to 38 million shares of Common Stock is approved, the Company does not intend to seek further authorization from its shareholders to issue up to the 38 million shares of Common Stock unless, in the Company’s opinion, such approval is required or advisable. No holder of the Company’s Common Stock would have any preemptive or similar right to acquire or subscribe for additional unissued or treasury shares of the Company’s Common Stock, or any other securities of any class, or rights, warrants or options to purchase Common Stock.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL TO ISSUE UP TO 38 MILLION SHARES OF COMMON STOCK.
PROPOSAL TO APPROVE AND ADOPT THE CANYON RESOURCES CORPORATION 2006 OMNIBUS EQUITY INCENTIVE PLAN
This section provides a summary of the terms of the Canyon Resources Corporation 2006 Omnibus Equity Incentive Plan (the “2006 Plan”) and the proposal to approve and adopt the 2006 Plan.
The Board of Directors approved the 2006 Plan on March 2, 2006, subject to approval from our shareholders at the Annual Meeting. We are asking our shareholders to approve our 2006 Plan as we believe that approval of the 2006 Plan is essential to our continued success. The purpose of the 2006 Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, an initial or increased grant under the 2006 Plan will be a valuable incentive and will serve to the ultimate benefit of shareholders by aligning more closely the interests of 2006 Plan participants with those of our shareholders and increase management and Board ownership in the Company. Upon approval of the 2006 Plan by shareholders, the Company will terminate the Company’s existing Non-Qualified Plan and existing ISO Plan to minimize the dilution created by the adoption of the 2006 Plan.
There are currently no participants in the 2006 Plan. Because participation and the types of awards under the 2006 Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the 2006 Plan is approved are not currently determinable.
Description of the 2006 Plan
A description of the provisions of the 2006 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2006 Plan, a copy of which is attached as Exhibit A to this Proxy Statement.
Administration. The 2006 Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the terms of the 2006 Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the 2006 Plan. Members of the Compensation Committee serve at the pleasure of the Board of Directors.
Common Stock Reserved for Issuance under the 2006 Plan. The Common Stock issued or to be issued under the 2006 Plan consists of 5,000,000 authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the 2006 Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2006 Plan.
Eligibility. Awards may be made under the 2006 Plan to employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the 2006 Plan is determined to be in the best interests of the Company by the Board of Directors.
Amendment or Termination of the 2006 Plan. The Board of Directors may terminate or amend the 2006 Plan at any time and for any reason. The 2006 Plan shall terminate in any event ten years after its effective date. Amendments will be submitted for shareholder approval to the extent required by the Internal Revenue Code or other applicable laws, rules or regulations.
Options. The 2006 Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.
The exercise price of each stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. The fair market value is generally determined as the closing price of the Common Stock on the date of the grant. In the case of certain 10% shareholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer.
The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee.
In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of Common Stock (which if acquired from the Company have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise.
Stock options and stock appreciation rights may not be repriced absent shareholder approval. This provision applies to both direct repricings (lowering the exercise price of an outstanding grant) and indirect repricings (canceling an outstanding grant and granting a replacement grant with a lower exercise price).
Stock options granted under the 2006 Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.
Other Awards. The Compensation Committee may also award:
•	restricted stock, which are shares of Common Stock subject to restrictions.

•	unrestricted Common Stock to the recipient in recognition for past performance or as an inducement for employment.

•	stock units, which are Common Stock units subject to restrictions.

•	dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock.

•	stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee.

•	performance and annual incentive awards, ultimately payable in Common Stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Compensation Committee so designates. Such employees include the chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the “covered employees”).
Effect of Certain Corporate Transactions. Certain change of control transactions involving us, such as a sale of the Company, may cause awards granted under the 2006 Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.
Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2006 Plan, including the individual limitations on awards, to reflect stock splits and other similar events.
Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The 2006 Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).
To qualify as performance-based:
(i)	the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(ii)	the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(iii)	the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by shareholders of the Company before payment is made in a separate vote; and

(iv)	the Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.
In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

Under the 2006 Plan, one or more of the following business criteria (which may be measured on a GAAP or non-GAAP basis), on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total shareholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals:
•	total shareholder return;

•	such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the AMEX Composite Index and/or the AMEX Gold Bug Index;

•	net income;

•	pretax earnings;

•	earnings before interest expense, taxes, depreciation and amortization;

•	pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

•	operating margin;

•	earnings per share;

•	return on equity;

•	return on capital;

•	return on investment;

•	operating earnings;

•	specified exploration successes;

•	revenue; and

•	business development activities.
Under the Internal Revenue Code, a director is an “outside director” of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.
The maximum number of shares of Common Stock subject to options that can be awarded under the 2006 Plan to any person is 750,000 per year. The maximum number of shares of Common Stock underlying all grants that can be awarded under the 2006 Plan to any person, other than pursuant to an option, is 750,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $500,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period of up to ten years by any one person is $5,000,000.
Federal Income Tax Consequences
Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.
For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.
If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.
Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).
If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.
In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.
Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we

will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Stock Units. There are no immediate tax consequences of receiving an award of stock units under the 2006 Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights that is settled in Common Stock under the 2006 Plan. Upon exercising a stock appreciation right that is settled in Common Stock, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The Company does not currently intend to grant cash-settled stock appreciation rights. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Unrestricted Common Stock. Participants who are awarded unrestricted Common Stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on the date of the award, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE CANYON RESOURCES 2006 OMNIBUS EQUITY INCENTIVE PLAN.
PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee has approved Ehrhardt Keefe Steiner & Hottman P.C. (“EKS&H”) as the independent auditors for the Company and its subsidiaries for the fiscal year 2006, after evaluation of audit quality, fees, independence and other relevant factors.
The Company is asking the shareholders to ratify the appointment of EKS&H as independent auditors. If shareholders fail to ratify the appointment of EKS&H, the Audit Committee may reconsider this appointment. Representatives of EKS&H are expected to be present at the Annual Meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from shareholders during the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF EHRHARDT KEEFE STEINER & HOTTMAN P.C. AS THE COMPANY’S INDEPENDENT AUDITORS.
SHAREHOLDER PROPOSALS
Proposals by shareholders of the Company to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company no later than January 1, 2007, to be included in the Company’s Proxy Statement and proxy for that meeting. If a shareholder intends to submit a proposal at the meeting that is not included in the Company’s proxy statement, and the shareholder fails to notify the Company prior to March 15, 2007 of such proposal, then the proxies appointed by the Company’s management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which such meeting is held. The proponent must own 1% or more of the outstanding shares or $2,000.00 in value of the Company’s Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.
ANNUAL REPORT
The Annual Report to Shareholders concerning the operation of the Company during the fiscal year ended December 31, 2005, including audited financial statements for the year then ended, has been enclosed with this Proxy Statement. The Annual Report is not incorporated in this Proxy Statement and is not to be considered a part of the soliciting material.
OTHER MATTERS
The Board knows of no other special business to be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
UPON A WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED COMMON STOCK OF THE COMPANY LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON MAY 2, 2006. ANY REQUEST BY A SHAREHOLDER FOR THE COMPANY’S ANNUAL REPORT ON FORM 10-K SHOULD BE MAILED TO THE COMPANY’S SECRETARY, C/O CANYON RESOURCES CORPORATION, 14142 DENVER WEST PARKWAY, SUITE 250, GOLDEN, COLORADO 80401.

By Order of the Board of Directors

David P. Suleski
May 5, 2006	Corporate Secretary

Exhibit A

CANYON RESOURCES CORPORATION
2006 OMNIBUS EQUITY INCENTIVE PLAN

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CANYON RESOURCES CORPORATION
2006 OMNIBUS EQUITY INCENTIVE PLAN
     Canyon Resources Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its 2006 Omnibus Equity Incentive Plan (the “Plan”), as follows:
1. PURPOSE
     The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.
2. DEFINITIONS
     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
     2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.
     2.2 “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the Company’s fiscal year, unless otherwise specified by the Committee).
     2.3 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights, or cash award under the Plan.
     2.4 “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
     2.5 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.
     2.6 “Board” means the Board of Directors of the Company.
     2.7 “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.
     2.8 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
     2.9 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

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     2.10 “Company” means Canyon Resources Corporation.
     2.11 “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.
     2.12 “Covered Employee” means a Grantee who is a covered employee within the meaning of Section 162(m)(3) of the Code.
     2.13 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
     2.14 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
     2.15 “Effective Date” means June 6, 2006, the date the Plan is approved by the Board.
     2.16 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
     2.17 “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The NASDAQ Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith in a manner consistent with Code Section 409A.
     2.18 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.
     2.19 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.
     2.20 “Grantee” means a person who receives or holds an Award under the Plan.
     2.21 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
     2.22 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

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     2.23 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
     2.24 “Option Price” means the exercise price for each share of Stock subject to an Option.
     2.25 “Other Agreement” shall have the meaning set forth in Section 15 hereof.
     2.26 “Outside Director” means a member of the Board who is not an officer or employee of the Company.
     2.27 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.
     2.28 “Plan” means this Canyon Resources Corporation 2006 Omnibus Equity Incentive Plan.
     2.29 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.
     2.30 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.
     2.31 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.
     2.32 “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 9 hereof.
     2.33 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
     2.34 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.
     2.35 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.
     2.36 “Stock” means the common stock, par value $.01 per share, of the Company.
     2.37 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.
     2.38 “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 hereof.
     2.39 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
     2.40 “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.
     2.41 “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.
     2.42 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

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     2.43 “Unrestricted Stock” means an Award pursuant to Section 11 hereof.
3.	ADMINISTRATION OF THE PLAN
     3.1. Board
     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.
     3.2. Committee.
     The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.
     (i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b—3 (or its successor) under the Exchange Act and who comply with the independence requirements of the stock exchange on which the Common Stock is listed.
     (ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.
     In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.
     3.3.Terms of Awards
     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:
     (i) designate Grantees,
     (ii) determine the type or types of Awards to be made to a Grantee,
     (iii) determine the number of shares of Stock to be subject to an Award,
     (iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

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     (v) prescribe the form of each Award Agreement evidencing an Award, and
     (vi) amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award and no amendment or modification to an Award that would treated as a repricing under the rules of the stock exchange on which the Stock is listed shall be made without approval of the Company’s shareholders.
     The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.
     Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower exercise price without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17.
     3.4. Deferral Arrangement
     The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents, restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. Any such deferrals shall be made in a manner that complies with Code Section 409A.
     3.5. No Liability
     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.
     3.6. Share Issuance/Book-Entry
     Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.
4.	STOCK SUBJECT TO THE PLAN
     Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be five million (5,000,000). Notwithstanding the preceding sentence and also subject to adjustment as provided in Section 17 hereof, the aggregate number of shares of Stock which cumulatively may be available for issuance pursuant to Awards other than Awards of Options or SARs shall not exceed four million five hundred thousand (4,500,000) and the number of shares that may be issued as Incentive Stock Options shall not exceed four million (4,000,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be

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available for making Awards under the Plan.
     If the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.
     The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.
5.	EFFECTIVE DATE, DURATION AND AMENDMENTS
     5.1. Effective Date
     The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Awards made hereunder shall be null and void and of no effect.
     5.2. Term
     The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.
     5.3. Amendment and Termination of the Plan
     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.
6.	AWARD ELIGIBILITY AND LIMITATIONS
     6.1. Service Providers and Other Persons
     Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.
     6.2. Successive Awards and Substitute Awards
     An eligible person may receive more than one Award, subject to such restrictions as are provided herein. Notwithstanding Sections 8.1 and 9.1, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Common Stock on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder.

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     6.3.Limitation on Shares of Stock Subject to Awards and Cash Awards
     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:
     (i) the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is seven hundred fifty thousand (750,000) per calendar year;
     (ii) the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is seven hundred fifty thousand (750,000) per calendar year; and
     (iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any calendar year by any one Grantee shall be $500,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $5,000,000.
     The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.
7.	AWARD AGREEMENT
     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.
8.	TERMS AND CONDITIONS OF OPTIONS
     8.1. Option Price
     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
     8.2. Vesting
     Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.
     8.3. Term
     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of not longer than ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.
     8.4. Termination of Service
     Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need

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not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
     8.5. Limitations on Exercise of Option
     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.
     8.6. Method of Exercise
     An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 1,000 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.
     8.7. Rights of Holders of Options
     Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.
     8.8. Delivery of Stock Certificates
     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.
     8.9. Transferability of Options
     Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetence, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
     8.10. Family Transfers
     If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

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     8.11. Limitations on Incentive Stock Options
     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
     9.1. Right to Payment and Grant Price
     An SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that an SAR that is granted subsequent to the Grant Date of a related Option must have an SAR Price that is no less than the Fair Market Value of one share of Stock on the SAR Grant Date.
     9.2. Other Terms
     The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.
10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS
     10.1. Grant of Restricted Stock or Stock Units
     Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).
     10.2. Restrictions
     At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.
     10.3. Restricted Stock Certificates
     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such

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certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
     10.4. Rights of Holders of Restricted Stock
     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.
     10.5. Rights of Holders of Stock Units
          10.5.1. Voting and Dividend Rights
     Holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.
          10.5.2. Creditor’s Rights
     A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
     10.6. Termination of Service
     Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.
     10.7. Purchase of Restricted Stock
     The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.
     10.8. Delivery of Stock
     Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.
11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS
     The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any

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restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.
12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
     12.1. General Rule
     Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.
     12.2. Surrender of Stock
     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.
     12.3. Cashless Exercise
     With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3..
     12.4. Other Forms of Payment
     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.
13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS
     13.1. Dividend Equivalent Rights
     A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.
     13.2. Termination of Service
     Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

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14.	TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS
     14.1. Performance Conditions
     The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.
     14.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees
     If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.
          14.2.1. Performance Goals Generally
     The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.
          14.2.2. Business Criteria
     One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the AMEX Composite Index, and/or the AMEX Gold Bug Index ; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) exploration success; (14) revenue and (15) business development activities. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.
          14.2.3. Timing for Establishing Performance Goals
     Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).
          14.2.4. Settlement of Performance or Annual Incentive Awards; Other Terms
     Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in

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the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.
     14.3. Written Determinations
     All determinations by the Committee as to the establishment of performance goals, the amount of any potential Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.
     14.4. Status of Section 14.2 Awards Under Code Section 162(m)
     It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
15.	PARACHUTE LIMITATIONS
     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

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16.	REQUIREMENTS OF LAW
     16.1. General
     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
     16.2. Rule 16b-3
     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
17.	EFFECT OF CHANGES IN CAPITALIZATION
     17.1. Changes in Stock
     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the

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Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.
17.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction
     Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.
     17.3. Corporate Transaction
     Subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4, upon the occurrence of a Corporate Transaction:
          (i) all outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and
          (ii) either of the following two actions shall be taken:
               (A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or
               (B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.
     With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

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     17.4. Adjustments
     Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.
     17.5. No Limitations on Company
     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
18.	GENERAL PROVISIONS
     18.1. Disclaimer of Rights
     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
     18.2. Nonexclusivity of the Plan
     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.
     18.3. Withholding Taxes
     The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

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     18.4. Captions
     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
     18.5. Other Provisions
     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.
     18.6. Number and Gender
     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
     18.7. Severability
     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
     18.8. Governing Law
     The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
     18.9. Section 409A of the Code
     The Board intends to comply with Section 409A of the Code (“Section 409A”), or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A. To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

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     To record adoption of the Plan by the Board as of June 6, 2006, and approval of the Plan by the stockholders on June 6, 2006, the Company has caused its authorized officer to execute the Plan.

Canyon Resources Corporation
By:
James K. B. Hesketh
Title:	President and Chief Executive Officer

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Annual Meeting Proxy Card
A            Election of Directors
1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 – Richard H. De Voto	☐	☐	04 – David K. Fagin	☐	☐

02 – James K. B. Hesketh	☐	☐	05 – Ronald D. Parker	☐	☐

03 – Leland O. Erdahl	☐	☐
B            Issues
The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain
2. To approve the issuance, at the discretion of the Board of Directors, of up to 38 million shares of common stock for general corporate purposes, including the raising of capital or the acquisition of assets or entities in one or more transactions.
	☐	☐	☐

3. To approve the Canyon Resources 2006 Omnibus Equity Incentive Plan.	For ☐	Against ☐	Abstain ☐

4. Ratify the Audit Committee’s appointment of Ehrhardt Keefe Steiner & Hottman P.C. as the Company’s independent auditors for 2006.	For ☐	Against ☐	Abstain ☐
C            Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.
(Please sign EXACTLY as your name appears on your stock certificate(s). If more than one name appears because of joint ownership, all joint owners should sign.)

Proxy – Canyon Resources Corporation
This proxy is solicited by the Board of Directors of Canyon Resources Corporation.
The undersigned holder of Common Stock of Canyon Resources Corporation, hereby appoints James K. B. Hesketh and David P. Suleski, or either of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Canyon Resources Corporation held of record by the undersigned on May 2, 2006, at the Annual Meeting of Shareholders to be held on June 6, 2006, or at any adjournment thereof, with respect to the matters stated on the reverse side.
THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR: THE ELECTION OF RICHARD H. DE VOTO, JAMES K. B. HESKETH, LELAND O. ERDAHL, DAVID K. FAGIN AND RONALD D. PARKER AS DIRECTORS; AND PROPOSALS (2), (3), AND (4).
This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise. This Proxy, when properly executed, will be voted as directed on the reverse side by the undersigned shareholders. If no direction is made, it will be voted “FOR” the election of Richard H. De Voto, James K. B. Hesketh, Leland O. Erdahl, David K. Fagin and Ronald D. Parker; “FOR” the approval of issuance, at the discretion of the Board, of 38 million shares of common stock; “FOR” the approval of the Canyon Resources 2006 Omnibus Equity Incentive Plan; and “FOR” the ratification of Ehrhardt Keefe Steiner & Hottman P.C. as the Company’s auditor for the year ending 2006. This Proxy also may be voted, in the Proxies’ discretion, on such other business as may properly come before the meeting.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.